                                    COLONIAL
                                   INCOME FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                                [PHOTO MONTAGE]

                           NOT FDIC-  |  MAY LOSE VALUE
                           INSURED    |  NO BANK GUARANTEE

                         COLONIAL INCOME FUND HIGHLIGHTS
                       JANUARY 1, 1996 - DECEMBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities.

THE FUND IS DESIGNED TO OFFER:

         X        High monthly income

         X        Opportunity for growth over time

         X        A portfolio of quality bonds

PORTFOLIO MANAGER COMMENTARY: "1996 was a volatile year for the fixed-income markets. We focused on corporate bonds with capital appreciation potential and we increased our investments in markets with strong technical and fundamental characteristics."

                                                            --   Richard Stevens


                        COLONIAL INCOME FUND PERFORMANCE


                                                       Class A           Class B
     Inception dates                                   12/1/69           5/15/92
     Distributions declared per share                  $ 0.450           $ 0.402
     SEC yields on 12/31/96*                             6.14%             5.69%
     12-month total returns, assuming                    3.59%             2.82%
     reinvestment of all distributions and
     no sales charge or contingent
     deferred sales charge (CDSC)
     Net asset value per share on 12/31/96             $ 6.41            $ 6.41


*The 30-day SEC yields on December 31, 1996, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.


 PORTFOLIO STRUCTURE                         QUALITY BREAKDOWN
 (as of 12/31/96)                            (as of 12/31/96)

 1.Corporate Bonds ............  63.5%       AAA ......................  27.9%
 2.U.S. Government  Bonds .....  21.3%       AA .......................   5.4%
 3.Foreign Government Bonds ...  11.3%       A ........................  12.0%
 4.Preferred Stocks ...........   1.3%       BBB ......................  32.6%
 5.Other ......................   2.6%       BB and Below .............  18.8%


Portfolio structure and quality breakdown are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this portfolio structure and quality breakdown in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended December 31, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.


                                    [PHOTO]
                                Harold W, Cogger
                                   President


While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.


Respectfully,


/s/Harold W. Cogger
------------------------
Harold W. Cogger
President
February 10, 1997



Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

RICHARD STEVENS has been portfolio manager of Colonial Income Fund since November 1996. Mr. Stevens co-managed the fund from September 1995 through October 1996. He has been with Colonial since 1994 and is Vice President of Colonial Management Associates, Inc.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PAST YEAR?

A. During the interest rate cycle, the Fund maintained a large core portfolio of high quality investment grade corporate bonds. We used fundamental credit research to identify undervalued securities, searching for industries and companies that possessed appealing operating and financial characteristics that we believe have not been recognized by the market. Securities of such companies may offer price appreciation potential regardless of the interest rate environment. Sector rotation also enhanced shareholder returns. For example, in 1995 the Fund was overweighted in U.S. Treasury securities and high grade corporate issues. But when the market experienced unexpectedly strong economic activity early in 1996, interest rates reversed direction and moved sharply upwards, a negative for bond prices. In order to reduce the effect of this volatility on the portfolio, we diversified approximately 30% of the Fund's assets, cut back our positions in the volatile U.S. Government sector and increased our positions in the high yield and international bond markets.

Q. WHAT INVESTMENTS ENHANCED THE FUND'S PERFORMANCE?

A. The Fund benefited from investments in the financial services and energy industries. In the financial services sector, investments in Met Life, one of the nation's major insurers, did well as a result of improved credit. When compared to many corporate and government securities, these investments offer incremental yield as well as an opportunity for greater price gains when interest rates decline. In the energy sector, investments in Occidental Petroleum, a large chemical, oil and gas producer, and Parker & Parsley, an oil and gas exploration company, profited from both short- and long-term trends. In the short-term, higher oil prices during 1996 provided these companies with a financial windfall. Longer term, they are expected to benefit from increased global energy demand, resulting in part from the industrialization of China, the Pacific Rim and eastern Europe.

Q. WHAT IS YOUR OUTLOOK FOR 1997?

A. Employment levels and strong consumer confidence lead us to anticipate reasonably healthy economic growth over the next six months. This growth should be at a more modest pace than we saw during the first half of 1996 -- a positive for bond prices. While we do not see any meaningful signs of increasing inflation, we will be watching wage levels and energy prices closely.

Investors' expectations for a strong economy should favor corporate bonds, positioning them for continued strong performance relative to Treasury securities. Technical factors, such as strong foreign and domestic demand for a limited supply of corporate bonds, provide good price support regardless of the direction of interest rates. Fundamental factors such as strong earnings growth are also positive because corporate bond prices reflect industry and company performance as well as the level of interest rates.


                 COLONIAL INCOME FUND INVESTMENT PERFORMANCE VS.
               THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX Change in Value of $10,000 from 12/31/86 - 12/31/96
                     Based on NAV and MOP for Class A Shares

        Label                      A                 B                C
--------------------------------------------------------------------------------
Label          cifa               nav               mop
 1          Dec 31, 86             10000              9525          10000
 2          Mar 31, 87          10276.63          9788.485          10148
 3          Jun 30, 87          10176.99          9693.583           9956
 4          Sep 30, 87          9944.669          9472.297           9665
 5          Dec 31, 87          10048.38          9571.079          10229
 6          Mar 31, 88          10543.59          10042.77          10595
 7          Jun 30, 88          10799.56          10286.58          10700
 8          Sep 30, 88          11079.27          10553.01          10900
 9          Dec 31, 88          11300.15          10763.39          11005
10          Mar 31, 89          11418.51          10876.13          11126
11          Jun 30, 89          12036.82          11465.07          12021
12          Sep 30, 89          12176.36          11597.98          12133
13          Dec 31, 89          12160.85          11583.21          21571
14          Mar 31, 90          12078.32           11504.6          21427
15          Jun 30, 90          12340.43          11754.26          12875
16          Sep 30, 90          12043.55          11471.48          12953
17          Dec 31, 90          12482.96          11890.02          13613
18          Mar 31, 91           13162.8          12537.57          13980
19          Jun 30, 91          13548.58          12905.02          14191
20          Sep 30, 91          14191.73          13517.63          15007
21          Dec 31, 91           14829.6          14125.19          15808
22          Mar 31, 92          14878.32           14171.6          15571
23          Jun 30, 92           15424.1          14691.46          16201
24          Sep 30, 92             16083          15319.06          16993
25          Dec 31, 92          16139.72          15373.09          17006
26          Mar 31, 93          16987.28          16180.38          17797
27          Jun 30, 93          17466.09          16636.45          18331
28          Sep 30, 93          18076.52          17217.88          18938
29          Dec 31, 93          18084.16          17225.16          18882
30          Mar 31, 94          17459.03          16629.72          18291
31          Jun 30, 94          17129.07          16315.44          18064
32          Sep 30, 94          17211.11          16393.58          18153
33          Dec 31, 94          17344.37          16520.52          18220
34          Mar 31, 95          18253.05          17386.03          19128
35          Jun 30, 95          19475.75          18550.65          20369
36          Sep 30, 95          19963.99           19015.7          20759
37          Dec 31, 95          20864.67           19873.6          21726
38          Mar 31, 96          20347.01          19380.53          21217
39          Jun 30, 96          20353.66          19386.87          21317
40          Sep 30, 96          20881.11          19889.26          21693
41          Dec 31, 96          21613.63          20586.98          22356

A hypothetical $10,000 investment in Class B shares made on May 15, 1992 (inception), at NAV would have been valued at $13,779 on December 31, 1996. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $13,579 on December 31, 1996.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 12/31/96 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                            CLASS A SHARES               CLASS B SHARES
INCEPTION                       12/1/69                      5/15/92
--------------------------------------------------------------------------------
                          NAV            MOP            NAV          w/CDSC
--------------------------------------------------------------------------------
1 year                    3.59%         (1.33)%         2.82%        (2.01)%
--------------------------------------------------------------------------------
5 years                   7.83%          6.78%           --            --
--------------------------------------------------------------------------------
10 years                  8.01%          7.49%           --            --
--------------------------------------------------------------------------------
Since inception            --             --            7.16%         6.82%
--------------------------------------------------------------------------------

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. The Lehman Mutual Fund General Bond Index (used previously to track performance) ceased to exist in May 1995. The Lehman Brothers Government/Corporate Bond Index most closely parallels that Index's performance. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.


* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge. 6

                     IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Income Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]
Mutual Funds for
Planned Portfolios


                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            IF-02/237D-1296 M (2/97)

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1996 (IN THOUSANDS)

BONDS & NOTES - 96.1%
================================================================================
CORPORATE FIXED-INCOME BONDS & NOTES - 63.5%                 PAR           VALUE
================================================================================
CONSTRUCTION- 1.2%
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
 Foster Wheeler Corp.,
                         6.750% 11/15/05                     $2,000       $1,945
                                                                          ------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 15.2%
 DEPOSITORY INSTITUTIONS - 4.5%
 First Bank System, Inc.,
                         7.625% 05/01/05                      2,000        2,073
 Great Western Financial Corp.,
                         8.600% 02/01/02                      3,000        3,228
 NCNB Corp.,
                         9.125% 10/15/01                      2,000        2,200
                                                                          ------
                                                                           7,501
                                                                           -----
 HOLDING & OTHER INVESTMENT COMPANIES - 1.2%
 Keycorp,
                         6.750% 03/15/06                      2,000        1,950
                                                                          ------

 INSURANCE AGENTS & BROKERS - 1.8%
 Metropolitan Life Insurance Co.,
                         7.700% 11/01/15 (a)                  3,000        3,009
                                                                          ------

 INSURANCE CARRIERS - 2.4%
 John Hancock Mutual Life Insurance Co.,
                         7.375% 02/15/24 (a)                  4,000        3,910
                                                                          ------

 NONDEPOSITORY CREDIT INSTITUTIONS - 4.0%
 Green Tree Financial Corp.,
                        10.250% 06/01/02                      3,000        3,456
 Household Finance Co.,
                         8.450% 12/10/02                      3,000        3,227
                                                                          ------
                                                                           6,683
                                                                          ------

 SECURITY BROKERS & DEALERS - 1.3%
 Lehman Brothers Holdings, Inc.,
                         8.500% 05/01/07                      2,000        2,149
                                                                          ------

--------------------------------------------------------------------------------
MANUFACTURING - 13.5%
 CHEMICALS & ALLIED PRODUCTS - 1.0%
 Agricultural Minerals Co., L.P.,
                         10.750% 09/30/03                     1,500        1,599
                                                                          ------






                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
 ELECTRONIC & ELECTRICAL EQUIPMENT - 1.2%
 Northrop-Grumman Corp.,
                       7.000% 03/01/06                       $2,000       $1,958
                                                                          ------

 FABRICATED METAL - 1.3%
 Masco Corp.,
                       9.000% 10/01/01                        2,000        2,184
                                                                          ------

 FOOD & KINDRED PRODUCTS - 2.9%
 ConAgra, Inc.,
                       9.750% 03/01/21                        2,000        2,475
 Ralston Purina Co.,
                       9.300% 05/01/21                        2,000        2,352
                                                                          ------
                                                                           4,827
                                                                          ------

 MACHINERY & COMPUTER EQUIPMENT - 0.3%
 IMO Industries, Inc.,
                      11.750% 05/01/06                          500          468
                                                                          ------

 PETROLEUM REFINING - 1.5%
 Pennzoil Co.,
                      10.125% 11/15/09                        2,025        2,502
                                                                          ------

 PRIMARY METAL - 1.3%
 Algoma Steel, Inc.,
                      12.375% 07/15/05                        1,000        1,083
 US Can Corp,
                      10.125% 10/15/06 (a)                    1,000        1,050
                                                                          ------
                                                                           2,133
                                                                          ------

 RUBBER & PLASTIC - 2.2%
 Armstrong World Industries, Inc.,
                       9.750% 04/15/08                        2,050        2,472
 Premark International, Inc.,
                      10.500% 09/15/00                        1,000        1,120
                                                                          ------
                                                                           3,592
                                                                          ------

 TRANSPORTATION EQUIPMENT - 1.8%
 Ford Motor Co.,
                       7.250% 10/01/08                        3,000        3,030
                                                                          ------

--------------------------------------------------------------------------------
MINING & ENERGY - 11.9%
 CRUDE PETROLEUM &, NATURAL GAS - 5.0%
 CSW Energy,
                       6.875% 10/01/01 (a)                    3,000        3,020



                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.                 PAR           VALUE
================================================================================
MINING & ENERGY- CONT.
 CRUDE PETROLEUM & NATURAL GAS - CONT.
 Ferrellgas Partners, LP.,
                           9.375% 06/15/06                   $2,000      $ 2,033
 Parker & Parsley Co.,
                           8.250% 08/15/07                    3,000        3,230
                                                                         -------
                                                                           8,283

 Oil & GAS EXTRACTION - 6.2%
 Forcenergy, Inc.,
                           9.500% 11/01/06                    1,000        1,042
 Gulf Canada Resources, Ltd.,
                           9.625% 07/01/05 (b)                1,000        1,079
 Mariner Energy Corp.,
                          10.500% 08/01/06 (a)                1,000        1,060
 Nuevo Energy Co.,
                           9.500% 04/15/06                    2,000        2,120
 Occidental Petroleum Corp.,
                          11.125% 08/01/10                    2,500        3,309
 Santa Fe Energy Resources, Inc.,
                          11.000% 05/15/04                    1,500        1,658
                                                                         -------
                                                                          10,268

 Oil & GAS FIELD SERVICES - 0.7%
 United Meridian Corp.,
                          10.375% 10/15/05                    1,000        1,097
                                                                         -------

--------------------------------------------------------------------------------
RETAIL TRADE - 2.8%
 FOOD STORES - 0.7%
 Dominick's Finer Foods, Inc.,
                          10.875% 05/01/05                    1,000        1,105
                                                                         -------

 GENERAL MERCHANDISE STORES - 2.1%
 Dayton Hudson Co.,
                           9.625% 02/01/08                    3,000        3,541
                                                                         -------

--------------------------------------------------------------------------------
SERVICES - 5.9%
 BUSINESS SERVICES - 0.7%
 Pierce Leahy Corp.,
                          11.125% 07/15/06                    1,000        1,095
                                                                         -------

 HEALTH SERVICES - 2.7%
 Manor Care, Inc.,
                           7.500% 06/15/06                    3,000        3,088


                     Investment Portfolio/December 31, ! 996
--------------------------------------------------------------------------------
 Tenet Healthcare Corp.,
                           10.125% 03/01/05                  $1,250       $1,381
                                                                          ------
                                                                           4,469
                                                                          ------

 HOTELS, CAMPS & LODGING - 1.9%
 Station Casinos, Inc.,
                           10.125% 03/15/06                   1,000        1,003
 Harvey Casinos Resorts,
                           10.625% 06/01/06                   1,000        1,067
 Showboat, Inc.,
                           13.000% 08/01/09                   1,000        1,106
                                                                          ------
                                                                           3,176
                                                                          ------

 PRIVATE HOUSEHOLDS - 0.6%
 Allied Waste Industries, Inc.,
                           10.250% 12/01/06 (a)               1,000        1,050
                                                                          ------

================================================================================
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 13.0%

 AIR TRANSPORTATION - 0.6%
 U.S. Air, Inc.,
                           10.375% 03/01/13                   1,000        1,043
                                                                          ------

 BROADCASTING - 1.8%
 News America Holding Corp.,
                            8.625% 02/01/03                   2,000        2,166
 NWCG Holding Corp.,
                           (c)     06/15/99                   1,000          832
                                                                          ------
                                                                           2,998
                                                                          ------

 CABLE - 2.6%
 Continental Cablevision, Inc.,
                            8.875% 09/15/05                   2,000        2,224
 Tele-Communications, Inc.,
                            9.250% 04/15/02                   2,000        2,112
                                                                          ------
                                                                           4,336
                                                                          ------
 COMMUNICATIONS - 0.7%
 UNC, Inc.,
                           11.000% 06/01/06                   1,000        1,070
                                                                          ------

 ELECTRIC, GAS & SANITARY SERVICES - 2.0%
 Mesa Operating Co.,
                           10.625% 07/01/06                   1,250        1,359
 Southern Investments,
                            6.800% 12/01/06 (d)               2,000        1,958
                                                                          ------
                                                                           3,317
                                                                          ------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.                 PAR           VALUE
================================================================================
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 ELECTRIC SERVICES - 1.2%
 Pacificorp Holdings,
                          7.200% 04/01/06                    $2,000     $  1,997
                                                                        --------

 MOTOR FREIGHT & WAREHOUSING - 1.3%
 Consolidated Freightways, Inc.,
                          9.125% 08/15/99                     2,000        2,110
                                                                        --------

 RAILROADS- 1.2%
 Union Pacific Corp.,
                          7.250% 11/01/08                     2,000        2,009
                                                                        --------

 TELECOMMUNICATIONS- 1.6%
 Echostar Communications Corp.,
   stepped coupon,
   (12.875% 06/01/99)     (e)    06/01/04                     1,000          830
 MFS Communications Company, Inc.,
   stepped coupon,
     (9.375% 01/15/99)    (e)    01/15/04                     1,000          870
 PanAmSat Corp.,
   stepped coupon,
   (11.375% 08/01/98)     (e)    08/01/03                     1,000          928
                                                                        --------
                                                                           2,628
                                                                        --------


 TOTAL CORPORATE FIXED-INCOME
 BONDS & NOTES (cost of $101,664)                                        105,032
                                                                        --------

U.S. GOVERNMENT
& AGENCY OBLIGATIONS - 21.3%
================================================================================
                                Maturities
                         Coupon   From/to
                         ------   -------
 Federal National Mortgage Association,
                         11.000% 01/01/16                     1,708        1,935
                                                                        --------

 Government National Mortgage Association:
                         10.000% 2017-2019                       51           56
                         10.500% 2016-2020                      352          395
                         11.500% 2013                            82           94
                         12.500% 2010-2014                      306          361
                         13.000% 2011                            28           33
                         14.000% 2011                             5            6
                                                                        --------
                                                                             945
                                                                        --------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
                          8.750% 05/15/17                  $ 13,217     $ 16,127
                         11.625% 11/15/02                     4,000        5,044
                                                                        --------
                                                                          21,171
                                                                        --------
 U.S. Treasury Notes:
                          9.125% 05/15/99                     2,000        2,137
                         10.375% 11/15/12                     7,000        9,015
                                                                          11,152
                                                                        --------
 TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS (cost of $35,283)                                     35,203
                                                                        --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 11.3%                    CURRENCY
================================================================================
 Canada Government Bonds,
                          7.000% 12/01/06       CS            3,900        2,975
 Government of Finland Bond,
                          7.250% 04/18/06       FM           16,000        3,722
 Kingdom of Denmark,
                          8.000% 05/15/03       DK           16,500        3,102
 Spanish Government Bonds,
                         11.300% 01/15/02       SP          484,030        4,541
 Treasury Corp Victoria,
                         10.250% 11/15/06       AS            4,729        4,440
                                                                        --------

 TOTAL FOREIGN GOVERNMENT &
 AGENCY OBLIGATIONS (cost of $18,782)                                     18,780
                                                                        --------

 TOTAL BONDS & NOTES (cost of $155,729)                                  159,015
                                                                        --------

PREFERRED STOCKS - 1.3%                                      SHARES
================================================================================
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES
 COMMUNICATIONS - 0.5%
 Cablevision Systems Corp., 11.750% PIK                           9          834
                                                                        --------

 GAS SERVICES - 0.8%
 Enron Corp., 8.000%                                             50        1,256
                                                                        --------

 TOTAL PREFERRED STOCKS (cost of $2,211)                                   2,090
                                                                        --------

WARRANTS - 0.0%
================================================================================
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES
 COMMUNICATIONS
 American Telecasting, Inc. (cost of $30)                         1            9
                                                                        --------

 TOTAL INVESTMENTS - 97.4% (cost of $157,970)(f)                         161,114
                                                                        --------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.7%                                PAR           VALUE
================================================================================
 Repurchase agreement with Lehman Brothers, lnc.,
 dated 12/31/96, due 01/02/97 at 6.900%, collateralized
 by U.S. Treasury notes with various maturities to
 2022, market value $1,200 (repurchase proceeds $1,184)      $1,184     $  1,184
                                                                        --------

FORWARD CURRENCY CONTRACTS - 0.0% (g)                                         36
================================================================================

OTHER ASSETS & LIABILITIES  NET - 1.9%                                     3,117
================================================================================

NET ASSETS - 100.0%                                                     $165,451

NOTES TO INVESTMENT PORTFOLIO:
================================================================================
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of these securities amounted to $13,099 or 7.9% of net assets.
(b)  This is a Canadian security. Par amount is stated in U.S. dollars.
(c)  Zero coupon bond.
(d)  This is a British security. Par amount is stated in U.S. dollars.
(e) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(f)  Cost for federal income tax purposes is $158,015.
(g) As of December 31, 1996, the Fund had entered into the following forward currency exchange contracts:
                                                                Net Unrealized
                                                                 Appreciation
      Contracts      In Exchange            Settlement          (Depreciation)
     to Deliver          For                   Date                 (U.S. $)
     ----------          ---                   ----                 --------
   FM  8,739,471    US $1,936,639           01/07/1997                $ 38
   DK  8,763,526    US $1,495,508           01/08/1997                   8
   FM     70,917    US $   15,429           01/08/1997                  (h)
   FF 12,724,370    US $2,438,553           01/16/1997                 (15)
   A$  1,394,796    US $1,108,863           01/23/1997                   1
   C$  2,025,438    US $1,484,882           01/27/1997                   4
                                                                      ----
                                                                      $ 36
                                                                      ====

(h) Rounds to less than one.


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
Summary of Securities
      by Country             Currency                  Value          % of Total
--------------------------------------------------------------------------------
United States                   $                    139,297                86.5
Spain                          SP                      4,541                 2.8
Australia                      A$                      4,440                 2.8
Canada                         C$                      4,054                 2.5
Finland                        FM                      3,722                 2.3
Denmark                        DK                      3,102                 1.9
United Kingdom                                         1,958                 1.2
                                                    --------               -----
                                                    $161,114               100.0
                                                    ========               =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                        Acronym                  Name
                        -------                  ----
                          PIK               Payment-in-Kind
                          FF                 French Franc

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $157,970)                              $161,114
Short-term obligations                                               1,184
                                                                     -----
                                                                   162,298
Receivable for:
 Interest                                             $3,273
 Fund shares sold                                         10
Unrealized appreciation on forward
 currency contracts                                       36
Other                                                     19         3,338
                                                      ------      --------
   Total Assets                                                    165,636
LIABILITIES
Payable for:
 Fund shares repurchased                                 141
Accrued:
 Transfer Agent fees                                      11
 Deferred Trustees fees                                    3
Other                                                     30
                                                      ------
   Total Liabilities                                                   185
                                                                  --------
NET ASSETS                                                        $165,451
                                                                  ========

Net asset value & redemption price per share -
Class A ($129,681/20,219)                                         $   6.41
                                                                  ========
Maximum offering price per share - Class A
($6.41/0.9525)                                                    $   6.73 (a)
                                                                  ========
Net asset value & offering price per share -
Class B ($35,770/5,577)                                           $   6.41 (b)
                                                                  ========
COMPOSITION OF NET ASSETS
Capital paid in                                                   $180,671
Undistributed net investment income                                    322
Accumulated net realized loss                                      (18,711)
Net unrealized appreciation on:
 Investments                                                         3,144
 Foreign currency transactions                                          25
                                                                  --------
                                                                  $165,451
                                                                  ========

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(in thousands)
INVESTMENT INCOME
Interest                                                           $13,732
Dividends                                                              261
                                                                   -------
                                                                    13,993
EXPENSES
Management fee                                       $   852
Service fee                                              425
Distribution fee -  Class B                              271
Transfer agent                                           385
Bookkeeping fee                                           69
Trustees fee                                              21
Custodian fee                                             13
Audit fee                                                 37
Legal fee                                                  7
Registration fee                                          28
Reports to shareholders                                   16
Other                                                     18         2,142
                                                     -------       -------
    Net Investment Income                                           11,851
                                                                   -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
 Investments                                             635
 Foreign currency transactions                            82
    Net Realized Gain                                                  717
                                                     -------
Net unrealized appreciation (depreciation) during the period on:
Investments                                           (7,139)
Foreign currency transactions                             25
    Net Unrealized Depreciation                      -------        (7,114)
                                                                   -------
       Net Loss                                                     (6,397)
                                                                   -------
Net Increase in Net Assets from Operations                         $ 5,454
                                                                   =======

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                       Year ended December 31
                                                     ----------------------
INCREASE (DECREASE) IN NET ASSETS                         1996        1995
Operations:
Net investment income                                 $ 11,851    $ 12,430
Net realized gain                                          717         847
Net unrealized appreciation (depreciation)              (7,114)     17,487
                                                      --------    --------
  Net lncrease from Operations                           5,454      30,764
Distributions:
From net investment income - Class A                    (9,496)    (10,607)
From net investment income - Class B                    (2,285)     (2,027)
                                                      --------    --------
                                                        (6,327)     18,130
                                                      --------    --------
Fund Share Transactions:
Receipts for shares sold - Class A                       9,095      25,742
Value of distributions reinvested - Class A              4,879       5,505
Cost of shares repurchased - Class A                   (23,147)    (31,959)
                                                      --------    --------
                                                        (9,173)       (712)
                                                      --------    --------
Receipts for shares sold - Class B                      12,249      20,614
Value of distributions reinvested - Class B              1,243       1,165
Cost of shares repurchased - Class B                   (14,578)     (9,525)
                                                      --------    --------
                                                        (1,086)     12,254
                                                      --------    --------
  Net Increase (Decrease) from
    Fund Share Transactions                            (10,259)     11,542
                                                      --------    --------
    Total Increase (Decrease)                          (16,586)     29,672
NET ASSETS
Beginning of period                                    182,037     152,365
                                                      --------    --------
End of period (including undistributed
 net investment income of $322 and
 $56, respectively)                                   $165,451    $182,037
                                                      ========    ========
NUMBER OF FUND SHARES
Sold - Class A                                           1,428       4,064
Issued for distributions reinvested - Class A              767         864
Repurchased - Class A                                   (3,647)     (5,033)
                                                      --------    --------
                                                        (1,452)       (105)
                                                      --------    --------
Sold - Class B                                           1,907       3,230
Issued for distributions reinvested - Class B              195         182
Repurchased - Class B                                   (2,281)     (1,489)
                                                      --------    --------
                                                          (179)      1,923
                                                      --------    --------
See notes to financial statements.


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
================================================================================
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains

Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------

(losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
================================================================================
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended December 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $19,095 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $141,618 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as

                 Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
================================================================================

repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
================================================================================
INVESTMENT ACTIVITY: During the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations, were $414,113,839, and $421,301,303, respectively, of which $214,741,239 and $216,969,832, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1996, based on cost of investments for federal income tax purposes was:
     Gross unrealized appreciation                   $ 4,455,117
     Gross unrealized depreciation                    (1,356,239)
                                                     -----------
          Net unrealized appreciation                $ 3,098,878
                                                     ===========

CAPITAL LOSS CARRYFORWARDS: At December 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              Year of                                Capital loss
            expiration                               carryforward
            ------------                             ------------
               1997                                  $ 2,536,000
               1998                                    4,686,000
               1999                                   10,466,000
               2002                                    1,007,000
                                                     -----------
                                                     $18,695,000
                                                     ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

               Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
================================================================================
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1996.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                        Year ended December 31
                          ==================================================
                                   1996                          1995
                          Class A        Class B         Class A     Class B
                          -------        -------         -------     -------
Net asset value -
  Beginning of period    $  6.640        $ 6.640        $  5.950     $ 5.950
                         --------        -------        --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income       0.460          0.412           0.472       0.425
Net realized and
  unrealized gain (loss)   (0.240)        (0.240)          0.698       0.698
                         --------        -------        --------     -------
 Total from Investment
  Operations                0.220          0.172           1.170       1.123
                         --------        -------        --------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income        (0.450)        (0.402)         (0.480)     (0.433)
                         --------        -------        --------     -------
Net asset value -
  End of period         $   6.410        $ 6.410        $  6.640     $ 6.640
                         --------        -------        --------     -------
Total return (a)             3.59%          2.82%          20.30%      19.42%
                         --------        -------        --------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                     1.10% (b)      1.85% (b)       1.09% (b)   1.84% (b)
Net investment income        7.12% (b)      6.37% (b)       7.45% (b)   6.70% (b)
Portfolio turnover            253%           253%             85%         85%
Net assets at end
  of period (000)        $129,681        $35,770        $143,834     $38,203

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'ratios are net of benefits received, if any.


                        FINANCIAL HIGHLIGHTS - CONTINUED

                                        Year ended December 31
                          ==================================================
                                   1994                          1993
                          Class A        Class B         Class A     Class B
                          -------        -------         -------     -------

                         $  6.720        $ 6.720        $  6.460     $ 6.460
                         --------        -------        --------     -------
                            0.487          0.440           0.501       0.451
                           (0.761)        (0.761)          0.261       0.261
                         --------        -------        --------     -------
                           (0.274)        (0.321)          0.762       0.712
                         --------        -------        --------     -------

                           (0.496)        (0.449)         (0.502)     (0.452)
                         --------        -------        --------     -------

                         $  5.950        $ 5.950        $  6.720     $ 6.720
                         ========        =======        ========     =======

                            (4.09%)        (4.82%)         12.05%      11.23%
                         ========        =======        ========     =======

                             1.11%          1.86%           1.10%       1.85%
                             7.80%          7.05%           7.45%       6.70%
                               16%            16%             46%         46%

                         $129,560        $22,805        $155,543     $19,787


Selected data for a share of each class outstanding throughout each period are as follows:

                                      Year ended December 31
                                      ======================
                                               1992
                                      Class A       Class B (a)
                                      -------       -------
Net asset value -
  Beginning of period                $  6.460       $ 6.390
                                     --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.546         0.290
Net realized and
  unrealized gain                       0.001         0.088
                                     --------       -------
  Total from Investment
   Operations                           0.547         0.378
                                     --------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.547)       (0.308)
                                     --------       -------
Net asset value -
  End of period                      $  6.460       $ 6.460
                                     ========
Total return (b)                         8.83%         6.00% (c)
                                     ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.24%         1.99% (d)
Net investment income                    8.49%         7.74% (d)
Portfolio turnover                         68%           68%
Net assets at end of period (000)     $149,309      $ 6,092

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) NOT ANNUALIZED.
(d) ANNUALIZED.


                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
     COLONIAL INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Income Fund, (the "Fund") (a series of Colonial Trust I) at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997














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